DENCOR ENERGY COST CONTROLS, INC.

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD ON JUNE 12, 1997



TO THE SHAREHOLDERS OF DENCOR ENERGY COST CONTROLS, INC:


Notice is hereby given that the Annual Meeting of Shareholders of Dencor Energy Cost Controls, Inc. (the "Company") will be held at the Corporate Offices, 1450 West Evans Avenue, Denver, Colorado 80223, on June 12, 1997 at 4:00 o'clock p.m., local time, for the following purposes:

1.    To elect a Board of three Directors;

2. To ratify the Board of Directors' selection of Gelfond Hochstadt Pangburn & Company, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 1997; and

3.    To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on May 1, 1997 shall be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A complete list of the shareholders entitled to vote at the Annual Meeting, showing the address of each shareholder and the number of shares registered in the name of each, as of the record date, shall be open to examination during ordinary business hours at the Company's offices, 1450 West Evans, Denver, Colorado 80223. The above list will also be available at the Annual Meeting.

I invite you to attend. In any event, you are encouraged to sign, date, and promptly return the proxy card. The giving of a proxy will not prevent voting in person if you attend the Annual Meeting.

Please read the attached Proxy Statement.

                                   BY ORDER OF THE BOARD OF DIRECTORS,
                                   Maynard L. Moe
                                   President

Denver, Colorado
May 1, 1997


                          DENCOR ENERGY COST CONTROLS, INC.
                                   1450 West Evans
                               Denver, Colorado  80223


                                PROXY STATEMENT
                       SOLICITATION BY BOARD OF DIRECTORS

The enclosed proxy is solicited by the Board of Directors of Dencor Energy Cost Controls, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held at the Corporate Offices, 1450 West Evans Avenue, Denver, Colorado 80223, on June 12, 1997 at 4:00 o'clock p.m., local time, or any adjournment thereof (the "Annual Meeting"). The Company anticipates that the proxy statement and the accompanying form of the proxy will be first mailed or given to shareholders on May 5, 1997.

The cost of preparing, assembling and mailing the notice, proxy statement and proxy and miscellaneous costs with respect to the same will be paid by the Company. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold such shares and to request authority for the execution of proxies. The Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

                              REVOCABILITY OF PROXY

The proxy may be revoked by the person giving it at any time prior to June 12, 1997, by giving written notice thereof to the Company or at any time before it has been exercised by appearing at the Annual Meeting and giving oral notice of revocation.

Unless instructed to the contrary in a proxy, the proxy will be voted for each of the persons nominated by management and named below in the election of the Company's Board of Directors, for ratification of the selection of Gelfond Hochstadt Pangburn & Company, Certified Public Accountants, to be the Company's independent auditors, and in the discretion of the proxy holder with respect to any other matters that may properly come before the Annual Meeting. The persons named in the proxy will exercise their best judgment with respect to the other matters. The Board of Directors knows of no other matters to come before the Annual Meeting at this time.

                        SHARES OUTSTANDING AND VOTING RIGHTS

Shareholders of record at the close of business on May 1, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting. Holders of a majority of outstanding shares on the Record Date of the Company's common stock represented in person or by proxy constitute a quorum. The holders of these shares are entitled to one vote per share. In the election of Directors, however, cumulative voting is permitted. A shareholder is entitled to cast that number of votes equal to the number of his shares multiplied by the number of Directors to be elected. He may cast those votes for a single nominee or distribute them among the nominees as he may determine. There are no conditions precedent to the exercise of the right to cumulate votes. Discretionary authority to cumulate votes is not solicited as part of this proxy solicitation.

As of the Record Date, there were 3,671,304 shares of common stock issued, outstanding, and entitled to vote. For details concerning the shares of the Company held by the Directors, officers, and certain shareholders, see "Stock Ownership of Officers, Directors, and Principal Shareholders".



                                  ANNUAL REPORT

The Company's Annual Report, including Form 10-KSB with financial statements for the year ended December 31, 1996, is being mailed with this Proxy Statement.

                              ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect a Board of Directors of three persons to serve until the next annual meeting of shareholders or until the election and qualification of their respective successors. Unless authority is withheld, proxies shall be voted for the election of the following persons as Directors, provided that if any of such nominees shall be unavailable to serve for any reason not now known to the Board of Directors, the proxies will be voted for the election of a substitute nominee designated by the Board of Directors. It is not anticipated that any nominee will be unable or unwilling to accept nomination or election. All of the nominees have consented to serve as Directors until the next annual meeting, if elected. A majority of the votes cast at the Annual Meeting by shareholders entitled to vote thereon will be required for the election to the Board of Directors.

                                     NOMINEES

           MAYNARD L. MOE, AGE 62, CHAIRMAN OF THE BOARD OF DIRECTORS
                             AND PRESIDENT SINCE 1974

Dr. Moe, a founder of the Company, has served as Chairman of the Board of Directors and President since 1974. He has spent full-time in the management of the Company.

                  THEODORE A. HEDMAN, AGE 58, DIRECTOR SINCE 1988
                               SECRETARY SINCE 1988

Mr. Hedman has been Manager of Engineering for Dencor since 1979.

                            RONALD L. KNAUBER, AGE 58

Since 1996 Ronald L. Knauber has been an Application Engineer and Manufacturers Representative with Wescom Marketing. From 1993 to 1996 Mr. Knauber was owner of Qualified Communications, Inc., an electronics systems contractor specializing in sound and security systems. From 1991 to present has been Chief Financial Officer for KDL, Inc. a holding company.

No Director is a director of any other public company. There are no family relationships among Directors of the Company, and no arrangements or understandings pursuant to which any of them are to be elected as Directors.

During the fiscal year ended December 31, 1996, the Company had three (3) Directors' Meetings. Each of the directors attended all meetings. There are no audit, compensation, or nominating committees of the Board of Directors.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10 percent of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The Company believes that during the fiscal year ended December 31, 1996, its officers, directors, and holders of more than 10 percent of the Company's common stock complied with all Section 16(a) filing requirements except Mr. Knauber did not file Form 3 in a timely manner. When filed, Form 3 indicated Mr. Knauber did not own any of the Company's common stock.


                          STOCK OWNERSHIP OF OFFICERS,
                     DIRECTORS, AND PRINCIPAL SHAREHOLDERS

The following table sets forth the number of shares of the Company's Common Stock owned of record or beneficially, or both, as of May 1, 1997, by each person who owns of record, or is known by the Company to have owned, individually or with his associates or beneficially, more than five percent of such shares then outstanding, and the number of shares owned beneficially on that date by each Director and Nominee for Director, by each Executive Officer named in The Summary Compensation Table below, and by Officers and Directors of the Company as a group. Information as to the beneficial ownership is based upon statements furnished to the Company by such persons.

                                                                    Percent
                   Name & Address of         Amount and Nature of      of
Title of Class     Beneficial Owners         Beneficial Ownership   Class (w)

Common Stock     Theodore A. Hedman (u,v)          148,300 (y)         4.0
No par value     5445 South Camargo Road
                 Littleton, CO  80123

                 Ronald L. Knauber (u)                   0             0.0
                 2743 W. Long Drive #D
                 Littleton, CO  80120

                 Maynard L. Moe (u,v)              703,650 (x)         19.2
                 2309 South Jackson
                 Denver, CO  80210

                 Executive Officers                851,950             23.2
                 and Directors as
                 a group (3 persons)

(u)     These persons are currently Directors of the Company.
(v)     These persons are Executive Officers of the Company.
(w) On May 1, 1997, there were 3,671,304 shares of common stock issued and outstanding.
(x) Includes 159,650 shares owned of record by Carol M. Moe, wife of Maynard L. Moe.
(y) Includes 35,800 shares owned of record by Charlotte Hedman, wife of Theodore A. Hedman.


                 COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Chief Executive Officer and President of the Company. No executive officer of the company, including the Chief Executive Officer and President, received total salary and bonus exceeding $100,000 during any of the last three fiscal years.

                            Summary Compensation Table

                                              Long Term Compensation
                     Annual Compensation         Awards      Payouts


                                   Other
                                   Annual   Restrict-                  All Other
                                   Compen-  ed                 LTIP    Compen-
Name and      Fiscal Salary Bonus  sation   Stock     Options Payouts  sation
Principal      Year  ($)(1)($)(2)  ($)(3)   Awards(s)  (#)(5)  ($)(6)  ($)(7)
Postion

Maynard L.    1996  54,672   -0-     -0-      -0-       -0-     -0-     -0-
Chief Execu-
tive, Officer 1995  67.000   -0-     -0-      -0-       -0-     -0-     -0-
President,and
a director(8) 1994  60,300   -0-     -0-      -0-       -0-     -0-     -0-

(1) The dollar value of base salary (cash and non-cash) received.
(2) The dollar value of bonus (cash and non-cash) received.
(3) During the period covered by the Summary Compensation Table, the Company did not pay any other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property.
(4) During the period covered by the Summary Compensation Table, the Company did not make any award of restricted stock.
(5) The Company has had no stock option plans.
(6) The Company has a Restricted Stock Bonus Plan, the purpose of which is to attract and retain qualified personnel for responsible positions. The Company has remaining 196,000 shares of the Company's authorized but unissued common stock as of December 31, 1996, to be awarded as stock bonuses to employees, not including Dr. Moe. Stock bonuses may be awarded, as an incentive to contribute to the success of the Company, at the discretion of a stock bonus committee, consisting of not less than two directors, from a list of recommendations submitted periodically by the President. The plan may be amended, modified, suspended or withdrawn at any time by the Board of Directors. There were no shares awarded during the period covered by the Summary Compensation Table.
(7) No other compensation

    Employment Contracts

Compensation pursuant to plans. Dr. Moe, for the year 1997, will receive an annual salary of $69,700 payable in substantially equal monthly installments. Dr. Moe will also receive additional compensation equal to two percent of the Company's first $100,000 pre-tax net profits, plus four percent of pre-tax profits from $100,000 to $200,000 plus six percent of the pre-tax profits in excess of $200,000.

    Compensation of Directors

The Company pays its non-employee director $100 per Directors' Meeting attended. It is anticipated that no more than twelve meetings will occur each year. The Company has no other compensation arrangements with Directors.

                            BOARD OF DIRECTOR'S PROPOSAL
                RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS

The following resolution will be offered by the Board of Directors at the meeting:

       "RESOLVED, that the selection by the Board of Directors of Gelfond Hochstadt Pangburn & Company, Certified Public Accountants, to audit the accounts of the Company for the year ended December 31, 1997, is hereby ratified".

Gelfond Hochstadt Pangburn & Company will serve as the Company's independent auditors for the year ended December 31, 1997. Neither Gelfond Hochstadt Pangburn & Company, nor any member of its staff, has any financial interest in or any connection (other than as independent auditors) with the Company. The services performed by Gelfond Hochstadt Pangburn & Company during the last fiscal year were limited to the preparation of the audit and related matters.

There were no non-audit services performed by the auditors during the fiscal year ended December 31, 1996.

There is no legal requirement for submitting this proposal to the shareholders; however, it is submitted by the Board of Directors in order to give the shareholders an opportunity to express their views on the Company's auditors. Whether the proposal is approved or defeated, the Board may reconsider its selection of Gelfond Hochstadt Pangburn & Company.

If the resolution is not approved by the shareholders, the Board of Directors will reconsider its selection of Gelfond Hochstadt Pangburn & Company and consider retaining another firm of auditors.

It is not anticipated that any representative of Gelfond Hochstadt Pangburn & Company will attend the Annual Meeting.

The Board recommends that the shareholders vote in favor of ratifying the selection of Gelfond Hochstadt Pangburn & Company as the Company's auditors for the fiscal year ending December 31, 1997 or until the Board of Directors, in its discretion, replaces them. An affirmative vote of the majority of shares represented at the meeting is necessary to ratify the selection of auditors.

                         PROPOSAL OF SECURITY HOLDERS FOR
                     COMPANY'S ANNUAL MEETING JUNE 11, 1998

All proposals of security holders intended to be presented at the Company's next Annual Meeting tentatively scheduled for June 11, 1998, must be received by the Company on or before January 9, 1998, unless the date of the annual meeting is subsequently changed by more than 30 days, in order to be included in the proxy statement which the Company will prepare and distribute in connection with that meeting.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the Company's last fiscal year, there were no transactions between the Company and any Director, Executive Officer, Nominee for Director or 5 percent shareholder or any of their respective families, and none are currently proposed, in which the amount involved exceeded $60,000.

                                   VOTING PROCEDURES

Votes at the Annual Meeting of Shareholders are counted by the Inspector of Election appointed by the Chairman of the meeting. If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to shareholders for their consideration unless a different number of votes is required by statute or the Company's Article of Incorporation. Abstentions by those present at the meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a shareholder returns his or her proxy card and withholds authority to vote for any or all of the nominees, the votes represented by the proxy card will be deemed to be present at the meeting for the purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the name of brokers that are not voted are treated as not present.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                                MAYNARD L. MOE
                                                President
Denver, Colorado
May 1, 1997

P R O X Y       This Proxy is solicited on Behalf of the Board Directors

DENCOR ENERGY COST    The undersigned hereby appoints Maynard L. Moe and
CONTROLS, INC.        Theodore A. Hedman, or either one of them acting
                      singularly in the absence of the other, or (shareholders may strike the persons designated by management and insert name and address of other person(s) to vote the Proxy and mail Proxy to named Proxy holder) as Proxies, each with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all the shares of common stock of Dencor
                      Energy Cost Controls, Inc. held of record by the under-signed as of May 1, 1997 at the Annual Meeting Of
                      Shareholders to be held on Thursday, June 12, 1997, or any adjournments thereof, on the following matters:

1.  ELECTION OF DIRECTORS:
    FOR ALL NOMINEES listed below          WITHHOLD AUTHORITY to vote
    (except as marked to the contrary      for all nominees ( )
    below)  ( )

INSTRUCTION:  To withhold authority to vote for any individual nominee, line through or otherwise strike out the nominee's name in the list below.

       THEODORE A. HEDMAN,       RONALD L. KNAUBER        MAYNARD L. MOE

2. PROPOSAL TO RATIFY THE SELECTION OF GELFOND HOCHSTADT PANGBURN & COMPANY as the independent public accountants of the Company:
                (  ) FOR    (  ) AGAINST    (  ) ABSTAIN

3. OTHER MATTERS. In his discretion upon such matters as may properly come before the Meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign below exactly as name appears on the label below.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

                          Dated____________________________________________

                          _________________________________________________
                          Signature

                          _________________________________________________
                          Signature, if held jointly

                          _________________________________________________
                          Social Security No. or Taxpayer I.D. No.